EXHIBI 10.13

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SUCH ACT OR, AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

________________________________________

This Warrant will be void after 5:00 p.m. New York time on March 15, 2012

(i.e. five (5) years from the Final Closing date of the Offering).

Capitalized terms not defined herein shall have the same meanings ascribed to them in the Memorandum.

Warrant to Purchase Shares of Common Stock

of

The Quantum Group, Inc.

Warrant No.:	Right to Purchase:
Date:

THIS CERTIFIES THAT, for value received, _________________________ (the “Holder”), is entitled to purchase from The Quantum Group, Inc., a Nevada corporation (the “Company”), at any time from _____________ until 5:00 p.m. (EST) on ____________, _____________________ fully paid and nonassessable shares of the Company’s common stock (“Common Stock”), at an exercise price of $____ per share, as adjusted (the “Exercise Price”).

1.

The Company is issuing this Warrant to the Holder pursuant to the terms and provisions of the certain Placement Agent Agreement by and between the Company and _________, dated as of ________________, executed in connection with the _______________ bridge financing.

2.

To exercise this Warrant or any part of this Warrant, the Holder must deliver to the Company (collectively, the “Exercise Documentation”): (i) a completed exercise agreement a form of which is attached; (ii) this Warrant; and (iii) a check payable to the Company in an amount equal to the product of the Exercise Price and the number of shares the Holder desires to purchase.  The Company will, without charge, issue certificates for shares of Common Stock purchased upon exercise of this Warrant within five (5) days after receipt of the Exercise Documentation.  Unless this Warrant has expired, or all  of the purchase rights represented by this Warrant have been exercised, the Company will also prepare a new Warrant, substantially identical to this Warrant, representing the rights formerly represented by this Warrant which have not expired or been exercised.

3.

The Company will at all times reserve and keep available for issuance upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable.

4.

This Warrant does not and will not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

5.

Certain Adjustments.

(a)

Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the exercise price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of shares or other securities resulting from such adjustment at an exercise price per share or other security obtained by multiplying the exercise price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Notwithstanding anything to the contrary herein, no adjustments shall be made to the Exercise Price or the number of shares purchasable upon exercise of this Warrant, upon the occurrence of an event described in Section (5)(a)(iii) that occurs prior to the contemplated initial public offering of the Company’s securities.

(b)

Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section.  For purposes of this Section, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section shall similarly apply to successive reorganizations, reclassifications, mergers,consolidations or disposition of assets.

(c)

Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (a) and (b) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(d)

No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (5) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.  Anything in this Section (5) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (d), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

(e)

Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than ten (10) days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.  In the event the Company does not provide the Holder with such notice and information within ten (10) days of a request by the Holder, the failure of which causes the Holder material damage, then notwithstanding the provisions of this Section (5), the Exercise Price shall be immediately adjusted to equal the lowest Offering Price, Subscription Price or Conversion Price, as applicable, since the date of this Warrant, and the number of shares issuable upon exercise of this Warrant shall be adjusted accordingly.  The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (5), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

(f)

In the event that at any time, as a result of an adjustment made pursuant to Section (5) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 5 hereof.

(g)

Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

6.

Whenever the number of shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the exercise price is adjusted, as herein provided, the Company shall give written notice thereof to the Holder, within five (5) business days of such adjustment, which notice shall state the number of shares (and other securities or property) purchasable upon the exercise of this Warrant and the exercise price of such shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

7.

Notice of Corporate Action.  If at any time:

(a)

the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)

there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)

there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 7.

8.

Fractional Shares.

No fractional securities or scrip representing fractional securities shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share of Common Stock otherwise issuable upon any such exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional securities, determined as follows:

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current market value shall be the last reported sale price of the security on such exchange on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

(b)

If the Common Stock is listed on one of the following trading systems or admitted to unlisted trading privileges on such systems, the current value shall be the last reported sale price on The Nasdaq Stock Market, Inc. (“NASDAQ”) National Market System (“NASDAQ/NMS”) or the closing transaction price on the Nasdaq Small-Cap Market or the NASDAQ OTC Bulletin Board (or, if not so quoted, by the National

Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and prices are not reported on NASDAQ, or the NASDAQ OTC Bulletin Board (or by the National Quotation Bureau, Inc.), the current value shall be an amount, not less than the book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

9.

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, including a surety bond, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall cause to be executed and delivered a new Warrant of like tenor and date.

10.

The Holder of this Warrant shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

11.

The construction, validity and interpretation of this Warrant will be governed by the laws of the State of Nevada. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal.

The Quantum Group, Inc.

By:
Susan D. Guillama
Secretary, Vice President and
Chief Administrative Officer

SUBSCRIPTION

(To be completed and signed only upon an exercise of

the Warrant in whole or in part)

TO:

________________

The undersigned, the Holder of the attached Warrant (“Warrant”), hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, ______ shares of Common Stock  (as such term is defined in the Warrant dated _______, 2007, from The Quantum Group, Inc., a Nevada corporation) (or other securities or property), and herewith makes payment of $__________ therefor in cash, by certified or official bank check or such other form of payment as may be permitted under the Warrant.  The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:

Address:

Social Security Number:

Deliver to:

Address:

If the foregoing Subscription evidences an exercise of the Warrant to purchase fewer than all of the Shares (or other securities or property) to which the undersigned is entitled under such Warrant, please issue a new Warrant, of like date and tenor, for the remaining portion of the Warrant (or other securities or property) in the name(s), and deliver the same to the address(es), as follows:

Name:

Address:

DATED:

_______________, 200_

(Social Security or Taxpayer Identification

(Name of Holder)

(Number of Holder)

(Signature of Holder or Authorized Signatory)

Signature Guaranteed:

FORM OF ASSIGNMENT

FOR VALUE RECEIVED                                   , hereby

sells assigns and transfers to                      , Soc. Sec. No.

[             ] the within Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint                      attorney to transfer such Warrant on the register of the within named Company, with full power of substitution.

_______________________

                 Signature

Dated:                             , 200__

Signature Guaranteed:

_______________________